BLACKROCK FUNDSSM

BlackRock Ultra-Short Obligations Fund

(the “Fund”)

SUPPLEMENT DATED JULY 1, 2013

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 2, 2012

Effective July 1, 2013, the following changes are made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Richard Mejzak, CFA	2013	Managing Director of BlackRock, Inc.
Eric Hiatt, CFA, FRM	2012	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-ULSOB-0713SUP